Exhibit 99.3

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ John S. Ioannou
JOHN S. IOANNOU

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1. executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2. executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3. performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4. taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ Ajoy H. Karna
AJOY H. KARNA

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document under Item 1 or 2 above, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation in accordance with the Exchange Act and SEC rules, including entering into any proxy settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion; provided, however that any such settlement shall not have an adverse financial effect on the undersigned.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted in accordance with the Exchange Act and SEC rules.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act, except as otherwise expressly provided herein including items 1 and 2 above.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a participant with the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ Rodman K. Reef
RODMAN K. REEF

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ Andrew Salisbury
ANDREW SALISBURY

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ James W. Stuckert
JAMES W. STUCKERT

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ Diane V. Stuckert
DIANE V. STUCKERT

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

JAMES W. STUCKERT REVOCABLE TRUST U/A DTD 2/10/86 AMENDED & RESTATED 2/7/07

By:	/s/ James W. Stuckert
Name:	James W. Stuckert
Title:	Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

DIANE V. STUCKERT REVOCABLE TRUST U/A/ DTD 8/7/03

By:	/s/ Diane V. Stuckert
Name:	Diane V. Stuckert
Title:	Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Bradley M. Tirpak and Craig W. Thomas, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of USA Technologies, Inc. (the “Company”) directly or indirectly beneficially owned by S.A.V.E. Partners IV, LLC or any of its affiliates (collectively, the “SAVE Group”) and (ii) any proxy solicitation of the SAVE Group to elect the SAVE Group’s slate of director nominees to the board of directors of the Company at the 2012 annual meeting of shareholders of the Company (the “Solicitation”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the SAVE Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the U.S. Securities and Exchange Commission and any stock exchange or similar authority; and

4.           taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the SAVE Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26 day of April 2012.

/s/ George Wallner
GEORGE WALLNER